Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

CASE NAME: EP Energy Corporation, et al.[1]	PETITION DATE: October 3, 2019
CASE NUMBER: 19-35654
MONTH: January 2020

MONTHLY OPERATING REPORT SUMMARY FOR JANUARY 2020

MONTH	Oct-19	Nov-19	Dec-19	Jan-20	Feb-20
REVENUES (MOR-6)	$69,124,692	$68,155,348	$46,351,389	$147,066,262
INCOME/(LOSS) BEFORE INT., DEPREC./TAX (MOR-6)[2]	$(4,856,820)	$3,129,824	$(26,463,046)	$76,891,219
NET INCOME (LOSS) (MOR-6)	$(37,067,737)	$(13,003,398)	$(82,544,104)	$60,721,033
PAYMENTS TO INSIDERS (MOR-9)	$269,451	$275,973	$274,231	$275,611
PAYMENTS TO PROFESSIONALS (MOR-9)	$-	$375,263	$20,942,260	$6,637,868
TOTAL DISBURSEMENTS (MOR-8)	$(98,932,678)	$(237,157,300)	$(171,129,079)	$(123,757,230)

*** The original of this document must be filed with the United States Bankruptcy Court and a copy must be sent to the United States Trustee ***

CIRCLE ONE
Are all accounts receivable being collected within terms?
REQUIRED INSURANCE			A/R related to agreements by and among Debtors and Tesoro Refining and Marketing Company, LLC is not being collected in
MAINTAINED AS OF SIGNATURE DATE			accordance with ordinary terms.[3]	Yes
Type of Insurance	Check Yes/No	Exp. Date	Are all post-petition liabilities, including taxes, being paid within terms?		No
WORKERS' COMPENSATION	YES(x) NO( )	7/1/2020	Have any pre-petition liabilities been paid?		No
AUTOMOBILE	YES(x) NO( )	7/1/2020	If so, describe: Payments made in accordance with the court orders.
GENERAL	YES(x) NO( )	7/1/2020	Are all funds received being deposited into DIP bank accounts?		No
POLLUTION CONTROL OF WELL	YES(x) NO( ) YES(x) NO( )	7/1/2020 7/1/2020	Were any assets disposed of outside the normal course of business? If so, describe:	Yes
COMMERCIAL CRIME	YES(x) NO( )	7/8/2020	Are all U. S. Trustee Quarterly Fee Payments current?		No
FIDUCIARY	YES(x) NO( )	7/8/2020	What is the status of your Plan of Reorganization? Debtors filed
EMPLOYEMENT PRACTICES	YES(x) NO( )	7/8/2020	Fourth Amended Plan on January 13, 2020 (ECF No. 685]).
D&O	YES(x) NO( )	7/8/2020
UMBRELLA	YES(x) NO( )	7/1/2020	I certify under penalty of perjury that the following complete
EXCESS	YES(x) NO( )	7/1/2020	Monthly Operating Report (MOR), consisting of MOR-1 through
MOR-9, plus attachments, is true and correct.

ATTORNEY NAME:	Alfredo Perez
FIRM:	Weil, Gotshal & Manges LLP
ADDRESS:	700 Louisiana Street
ADDRESS:	Suite 1700	SIGNED:	/s/ Kyle McCuen	DATED:	2/28/2020
CITY, STATE ZIP:	Houston, TX 77002-2755		(ORIGINAL SIGNATURE)
TELEPHONE:	(713) 546-5040
			Kyle McCuen	TITLE: Chief Financial Officer
(Print Name of Signatory)

_______________________________________________

[1] The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, as applicable, are: EP Energy Corporation (2728), EPE Acquisition, LLC (5855), EP Energy LLC (1021), Everest Acquisition Finance Inc. (0996), EP Energy Global LLC (7534), EP Energy Management, L.L.C. (5013), EP Energy Resale Company, L.L.C. (9561), and EP Energy E&P Company, L.P. (7092). The Debtors' primary mailing address is 1001 Louisiana Street, Houston, TX 77002.

[2] This figure represents EBIT not EBITDA and thus includes DDA Expense

[3] These amounts will be released pending the Company's assignment of interest in recently drilled wells.

MOR-1

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF TEXAS
HOUSTON DIVISION
CASE NAME: EP Energy Corporation, et al.[1]	PETITION DATE: October 3, 2019
CASE NUMBER: 19-35654
MONTH: January 2020

MONTHLY OPERATING REPORT NOTES FOR JANUARY 2020

INTRODUCTION
This monthly operating report ("MOR") is unaudited and does not purport to represent financial statements prepared in accordance with accounting principles generally accepted in the United States ("GAAP"), and it is not intended to fully reconcile to the consolidated financial statements prepared by the Debtors. Information contained in this MOR has been derived from the Debtors' books and records, but does not reflect in all circumstances presentation for GAAP or SEC reporting purposes. Therefore, in order to comply with their obligations to provide MORs during these chapter 11 cases, the Debtors have prepared this MOR using the best information presently available to them, which has been collected, maintained, and prepared in accordance with their historical accounting practices. Accordingly, this MOR is true and accurate to the best of the Debtors’ knowledge, information, and belief, based on currently-available data. The results of operations and financial position contained herein are not necessarily indicative of results that may be expected for any period other than full calendar month-ending January 31, 2020, or for the full year, and may not necessarily reflect the Debtors' future consolidated results of operations and financial position.

RESERVATION OF RIGHTS
This MOR is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Debtors' chapter 11 cases. The unaudited financial statements have been derived from the Debtors' books and records. The information presented herein has not been subject to all procedures that typically would be applied to financial information presented in accordance with GAAP. Upon the application of such procedures, the Debtors believe that the financial information could be subject to material change. The information furnished in this MOR includes normal recurring adjustments, but does not include all of the adjustments that typically would be made for interim financial statements presented in accordance with GAAP.

GLOBAL NOTES
Given the complexity of the Debtors’ business, inadvertent errors or omissions may have occurred. Accordingly, the Debtors hereby reserve all of their rights to dispute the validity, status, enforceability, or executory nature of any claim amount, agreement, representation, or other statement set forth in this MOR. Further, the Debtors reserve the right to amend or supplement this MOR, if necessary, but shall be under no obligation to do so.

NOTES TO MOR 2 - 3

Liabilities Subject to Compromise (“LSTC”): LSTC represent the Debtors' estimate of pre-petition claims to be resolved in connection with the chapter 11 cases. As a result of the chapter 11 filings, the payment of pre-petition liabilities are subject to compromise or other treatment under a plan of reorganization. The determination of how liabilities will ultimately be settled or treated cannot be made until the Bankruptcy Court approves a chapter 11 plan of reorganization. Accordingly, the ultimate amount of such liabilities is not determinable at this time. Prepetition liabilities that are subject to compromise under ASC 852 are preliminary and may be subject to, among other things, future adjustments depending on Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, rejection of executory contracts, continued reconciliation or other events.

Values in the consolidated balance sheet represent rounded numbers. Accordingly, subtotals may not agree to the summation of the rounded numbers presented.

NOTES TO MOR-5
The accounts payable and accounts receivable agings are presented on a consolidated basis for the Debtors, and does not include intercompany activity.

NOTES TO MOR-6

The income statement is presented on a consolidated basis for the Debtors.  The information provided in the income statements reflect activity for the full calendar month-ending January 31, 2020.

Other revenues include both realized and unrealized gain and/or loss on derivatives recorded for the full calendar month-ending January 31, 2020.

Values in the consolidated income statement represent rounded numbers. Accordingly, subtotals may not agree to the summation of the rounded numbers presented.

NOTES TO MOR-8
Although payment of prepetition claims is generally not permitted, the Bankruptcy Court has authorized the Debtors to pay certain prepetition claims in designated categories.  This relief generally was designed to preserve the value of the Debtors’ business and assets.  The Debtors have paid and continue to pay undisputed postpetition obligations in the ordinary course of business.

Intercompany receipts and disbursements between Debtors that are cleared by netting are not included in this MOR. Based on centralized cash management practices, all disbursements are made by the following Debtors: (i) EP Energy Corporation; (ii) EP Energy LLC; (iii) EP Energy E&P Company, LP; and (iv) EP Energy Management, LLC.

NOTES TO MOR-9
The list of insiders is consistent with public disclosures and other filings associated with the Debtors' chapter 11 cases. The listing of any party as an "insider" is neither intended to be nor should be construed as a legal characterization of such party as an "insider," as such term is defined in section 101(31) of the Bankruptcy Code, and it does not act as an admission or waiver of any fact, right, claim, or defense, and all such rights, claims, and defenses are hereby expressly reserved.

[1]  The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, as applicable, are:  EP Energy Corporation (2728), EPE Acquisition, LLC (5855), EP Energy LLC (1021), Everest Acquisition Finance Inc. (0996), EP Energy Global LLC (7534), EP Energy Management, L.L.C. (5013), EP Energy Resale Company, L.L.C. (9561), and EP Energy E&P Company, L.P. (7092).  The Debtors' primary mailing address is 1001 Louisiana Street, Houston, TX 77002.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF TEXAS
HOUSTON DIVISION

CASE NAME: EP Energy Corporation, et al.
CASE NUMBER: 19-35654
MONTH: January 2020
CONSOLIDATED BALANCE SHEET
Ending Balance at January 31, 2020

ASSETS
CASH & CASH EQUIVALENT	$26,542,915
ACCOUNTS & NOTES RECEIVABLE	130,784,925
INVENTORY	41,159,386
PRICE RISK MANAGEMNT-CUR ASSET	75,474,483
RESTRICTED CASH-CURRENT	925,000
OTHER CURRENT ASSETS	23,233,766

CURRENT ASSETS	$298,120,474

PLANT, PROPERTY & EQUIPMENT	$7,487,101,700
ACCUMULATED DD&A	(4,065,340,881)
PRICE RISK MGMT-NON CUR ASSET	2,433,356
NOTES RECEIVABLE-NON CURRENT	7,637
UNAMORTIZED DEBT EXPENSE	1,966,940
OTHER NON CURRENT ASSETS	18,591,819

NONCURRENT ASSETS	$3,444,760,573

TOTAL ASSETS	$3,742,881,047

LIABILITIES
OWNER AND ROYALTIES PAYABLE	$(64,109,162)
ACCOUNTS PAYABLE AND ACCRUED EXPENSES	(92,442,744)
OTHER CURRENT LIABILITIES	(647,389)
SHORT TERM FINANCING OBLIG	(1,945,092,284)
PRICE RISK MANAGEMENT-CUR LIAB	37,211
ACCRUED TAX OTHER THAN INCOME	(32,658,914)
ACCRUED INTEREST	(51,704,936)
RESERVES CURRENT	(11,576,330)
ASSET RETIRE OBLIG-CURRENT	(2,178,000)
OTHER CURRENT LIABILITIES	(19,993,630)

CURRENT LIABILITIES	$(2,220,366,178)

LIABILITIES SUBJECT TO COMPROMISE	(2,931,964,651)
TOTAL DEF INC TAX LIABILITY-NON CUR	(1)
RESERVES NON CURRENT	(833,696)
ASSET RETIRE OBLIG-NON CURR	(42,632,659)
OTHER NON CURRENT LIABILITY	(18,366,606)

NONCURRENT LIABILITIES	$(2,993,797,614)

TOTAL LIABILITIES	$(5,214,163,791)

EQUITY

COMMON STOCK	$(2,548,198)
APIC	(3,545,680,030)
ACCUMULATED DEFICIT	5,079,220,488
TREASURY STOCK	1,011,517

TOTAL STOCKHOLDERS EQUITY	$1,532,003,778

(EARNINGS)/LOSS INCOME STATEMENT	$(60,721,033)

TOTAL LIABILITIES + EQUITY	$(3,742,881,047)

MOR 2 - 3

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF TEXAS
HOUSTON DIVISION

CASE NAME: EP Energy Corporation, et al.	PETITION DATE: October 3, 2019
CASE NUMBER: 19-35654
MONTH: January 2020

SCHEDULE OF POST-PETITION LIABILITIES

	Oct-19	Nov-19	Dec-19	Jan-20	Feb-20	Mar-20
TRADE ACCOUNTS PAYABLE	$12,804,720	$35,208,796	$21,919,973	$28,259,133
TAXES PAYABLE:
Severance tax payable	$-	$15,465,770	$9,094,315	$8,822,827
Other taxes payable	$-	$3,055,146	$5,836,929	$6,395,188

SECURED DEBT POST-PETITION [1]	$-	$198,382,000	$148,381,858	$148,382,000
ACCRUED INTEREST PAYABLE	$11,040,566	$27,599,714	$39,853,804	$51,704,936
ACCRUED PROFESSIONAL FEES [2]	$5,900,000	$30,271,000	$23,338,468	$17,358,832
OTHER ACCRUED LIABILITIES:
1. Insurance	$-	$-	$-	$-
2. Asset retirement obligation [3]	$-	$96,911	$597,396	$642,316
3. Accrued LOE liability	$6,261,085	$13,312,148	$15,786,308	$13,831,465
4. Accrued G&A liability	$870,000	$200,000	$1,675,000	$1,500,000
5. Accrued Capex liability	$26,161,000	$24,717,000	$43,080,027	$67,900,000
6. Owner advances payable	$-	$-	$-	$-
7. Owner revenue payable	$34,851,218	$48,490,145	$53,972,276	$47,015,779
8. Accrued wages	$132,806	$145,186	$138,456	$143,984
TOTAL POST-PETITION LIABILITIES	$98,021,395	$343,214,104	$326,823,592	$348,479,312	$-	$-

[1]  Outstanding DIP balance as of January 31, 2020 excluding any Letters of Credit

[2]  Payment requires Bankruptcy Court approval.

[3] Asset Retirement Obligations incurred post-petition.

MOR-4

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

CASE NAME: EP Energy Corporation, et al.	PETITION DATE: October 3, 2019
CASE NUMBER: 19-35654
MONTH: January 2020

AGING OF POST-PETITION LIABILITIES

DAYS	TOTAL	TRADE ACCTS	FED TAXES	STATE TAXES	AD-VALOREM, OTHER TAXES	OTHER
0-30	$42,224,994	$27,006,979	$-	$6,395,188	$8,822,827	$-
31-60 [2]	$725,934	$725,934	$-	$-	$-	$-
61-90[3]	$300,414	$300,414	$-	$-	$-	$-
91 +[4]	$225,806	$225,806	$-	$-	$-	$-
TOTAL	$43,477,148	$28,259,133	$-	$6,395,188	$8,822,827	$-

AGING OF ACCOUNTS RECEIVABLE [1]

MONTH	Oct-19	Nov-19	Dec-19	Jan-20	Feb-20	Mar-20
0-30	$101,248,776	$94,720,833	$91,486,831	$89,280,841
31-60	$(24,541)	$576,263	$148,731	$647,411
61-90	$1,113,895	$126,301	$530,308	$64,810
91+	$154,130	$348,374	$373,081	$932,355
TOTAL	$102,492,260	$95,771,771	$92,538,951	$90,925,416	$-	$-

[1] Total Accounts Receivable balance does not include intercompany activity.
[2] $250,000 of the Trade Accounts amount relates to a vendor whom the Company has contracts with that are under evaluation and negotiation. Consequently these amounts have not been paid.
[3] $250,000 of the Trade Accounts amount relates to a vendor whom the Company has contracts with that are under evaluation and negotiation. Additionally, approximately $10,000 of the Trade Accounts amount relates to Ordinary Course Professional fees not authorized for payment under court order. Consequently these amounts have not been paid.
[4] $225,806 of the Trade Accounts amount relates to a vendor whom the Company has contracts with that are under evaluation and negotiation. Consequently these amounts have not been paid.	MOR-5

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF TEXAS
HOUSTON DIVISION
CASE NAME: EP Energy Corporation, et al.
CASE NUMBER: 19-35654
MONTH: January 2020

CONSOLIDATED INCOME STATEMENT
Ending Balance at January 31, 2020

INCOME

GAS REVENUE	$4,811,799
OIL & CONDENSATE REVENUE	66,693,426
PLANT & PRODUCT REVENUE	4,829,670
MISCELLANEOUS REVENUE	70,731,367

TOTAL REVENUE	$147,066,262

TRANSPORTATION COST	(6,765,727)
O&M EXPENSES	(11,715,058)
G&A EXPENSES	(6,179,450)
DD&A EXPENSE	(41,128,024)
EXPLORATORY COSTS	(38,421)
TAXES OTHER THAN INCOME	(5,747,461)

TOTAL EXPENSES	$(71,574,142)

INTEREST INCOME	18,504
OTHER INCOME & EXPENSE	1,380,595

OTHER INCOME / EXPENSE	$1,399,099

EARNINGS BEFORE INTEREST & TAXES (EBIT)	$76,891,219

INTEREST EXPENSE	(12,214,400)
CAPITALIZED INT	310,573
REORGANIZATION ITEMS, NET	(4,266,358)

NET INCOME/(LOSS) BEFORE TAXES	60,721,033

INCOME TAXES	-

NET INCOME/(LOSS)	$60,721,033

MOR - 6

CASE NUMBER: 19-35654
MONTH: January 2020

CONSOLIDATED CASH RECEIPTS AND DISBURSEMENTS
For Period Ending January 31, 2020

Beginning Cash Balance	$43,490,832

Total Operating Receipts	$127,945,151

Operating Disbursements
Payroll	$(3,861,949)
Benefits	(1,862,674)
Royalties	(39,004,923)
Capex	(19,830,008)
LOE	(12,691,933)
Transportation	(7,666,592)
Severance, Ad Val Tax	(21,286,018)
G&A (Incl. Rent, Insurance)	(2,019,821)
Other	(46,244)
Total Operating Disbursements	$(108,270,163)

Operating Cash Flow	$19,674,988

Interest & Fees
DIP Interest & Fees	-
RBL Interest & Fees	(130,000)
1.125 Lien Interest & Fees	-
Total Interest & Fees	$(130,000)

Total Restructuring Costs	$(7,291,215)

Financing Cash Flow
RBL Borrowings / (Repayments)	-
DIP Borrowings / (Repayments)	(20,000,000)
Net Financing Cash Flow	$(20,000,000)

Change in Float	20,341,344
Change in Cash	$12,595,118

Ending Cash Balance [1]	$56,085,950

[1] Ending Cash not inclusive of checks outstanding, restricted cash and cash held by brokers as described in MOR 8 - Footnote 2

MOR - 7

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

CASE NAME: EP Energy Corporation, et al.	PETITION DATE: October 3, 2019
CASE NUMBER: 19-35654
MONTH: January 2020

Cash Accounts as of January 31, 2020

Business Unit Name	Bank Name	Bank Account	Bank Balance	GL Reconcilation		GL Total

025 - EP Energy Management LLC	Bank of New York Mellon	x4762	$254,146.57			$254,146.57

654 - EP Energy E&P Company L.P.			155,983.39			155,983.39
			(153,175.08)			(153,175.08)
	Bank of New York Mellon	x5751	2,808.31	-		2,808.31

	Bank of New York Mellon	x1930	6,000,000.00			6,000,000.00

			1,725,490.58			1,725,490.58
			(11,698,278.57)			(11,698,278.57)
	Bank of New York Mellon	x3654	(9,972,787.99)	-		(9,972,787.99)

EPECO - EP Energy Corporation	Bank of New York Mellon	x9722	644,227.52			644,227.52

EPELC - EP Energy LLC	Bank of New York Mellon	x0381	1,878,561.41			1,878,561.41

TOTAL FOR MELLON BANK			$(1,193,044.18)	$-		$(1,193,044.18)

025 - EP Energy Management LLC	JP Morgan Chase Bank	x2730	-			-

654 - EP Energy E&P Company L.P.	JP Morgan Chase Bank	x4743	-			-

			-			-
			(18,819,595.15)			(18,819,595.15)
	JP Morgan Chase Bank	x1509	(18,819,595.15)	-	[1]	(18,819,595.15)

	JP Morgan Chase Bank	x8572	785,096.60			785,096.60

EPELC - EP Energy LLC	JP Morgan Chase Bank	x0760	5,065,521.08			5,065,521.08

NEW BANK ACCOUNTS OPENED FOR ERP SYSTEM TRANSITION - NO ACTIVITY AS OF 11/30/19
025 - EP Energy Management LLC	JP Morgan Chase Bank	x7695	-			-
654 - EP Energy E&P Company L.P.	JP Morgan Chase Bank	x7109	-			-
654 - EP Energy E&P Company L.P.	JP Morgan Chase Bank	x7216	-			-
TOTAL FOR CHASE BANK			$(12,968,977.47)	$-		$(12,968,977.47)

		Cash Managed By EP Energy Corp.	$(14,162,021.65)	$-		$(14,162,021.65)

654 - EP Energy E&P Company L.P.	BoNY Overnight Investments	x1930 - x3654	38,577,445.98			38,577,445.98

EPELC - EP Energy LLC	BoNY Overnight Investments	x0381	-			-

EPELC - EP Energy LLC	JP Morgan Chase Bank	x0682	999,476.91			999,476.91
		Temporary Cash Investments	$39,576,922.89			$39,576,922.89

654 - EP Energy E&P Company L.P.	NEU Broker Pre-Paid Acct	Cash Held by Agents / Brokers[2]	$1,128,014.00	$-		$1,128,014.00

		CASH AND CASH EQUIVALENT	$26,542,915.24	$-		$26,542,915.24

654 - EP Energy E&P Company L.P.	JP Morgan Chase Bank	x1509	925,000.00			925,000.00
		RESTRICTED CASH	$925,000.00			$925,000.00

654 - El Paso E&P Company L.P.	Bank of New York Mellon	1183654	-			-
		AP TRADE ROYALTY MELLON CLEARING	$-			$-

		TOTAL CASH LESS OUTSTANIDNG	$27,467,915.24	$-		$27,467,915.24

		CHECKS OUTSTANDING	$(30,671,048.80)	$-		$(30,671,048.80)

		TOTAL INCLUDING OUTSTANDING	$57,213,964.04	$-		$57,213,964.04

[1] Net outstanding checks issued at JPMorgan Chase Bank

[2] Cash held by Transcontinent Oil Company to make payments directly to mineral and surface owners on behalf of the Debtors.  The agreement provides that the funds are EPE’s and that they will return all or any portion upon request.

MOR-8 (1 of 2)

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

CASE NAME: EP Energy Corporation, et al.	PETITION DATE: October 3, 2019
CASE NUMBER: 19-35654
MONTH: January 2020

EXHIBIT C - BENEFITING COMPANY

CASH ACCOUNT RECONCILIATION

	Case Number:	19-35654	19-35653	19-35652	19-35649	19-35648	19-35647	19-35650	19-35651
	Consolidated	EP Energy Corporation	EPE Acquisition LLC	EP ENERGY L.L.C.	EP Energy Management, L.L.C.	EP ENERGY RESALE CO., L.L.C.	EP ENERGY E&P COMPANY, L.P.	EP Energy Global LLC	Everest Acquisition Finance Inc
	TOTAL
October 4 - 31, 2019	$(98,932,678)	-	-	(1,004,463)	(4,994,790)	-	(92,933,424)	-	-
November 1 - 30, 2019	$(237,157,300)	-	-	(152,256,268)	(5,138,853)	-	(79,762,178)	-	-
December 1 - 31, 2019	$(171,129,079)	-	-	(71,823,579)	(5,038,577)	-	(94,266,924)	-	-
January 1 - 31, 2020	$(123,757,230)	-	-	(36,886,744)	(5,514,388)	-	(81,356,098)	-	-
TOTAL CHECKS/OTHER DISBURSEMENTS	$(630,976,287)	$-	$-	$(261,971,054)	$(20,686,608)	$-	$(348,318,625)	$-	$-

Note: United States Trustee fees were paid at the end of January but were intentially excluded from this section

MOR-8 (2 of 2)

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

CASE NAME: EP Energy Corporation, et al.	PETITION DATE: October 3, 2019
CASE NUMBER: 19-35654
MONTH: January 2020

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U. S. Bankruptcy Code) and the professionals. Also, for insiders identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary.)

EMPLOYEE	10/4/19 - 10/31/19	Nov-19	Dec-19	Jan-20	Feb-20	Mar-20
Employee 1	$25,506	$26,069	$25,510	$26,316
Employee 2	$33,485	$34,240	$33,549	$34,282
Employee 3	$33,448	$34,203	$33,448	$34,239
Employee 4	$25,501	$26,067	$25,501	$26,288
Employee 5	$25,152	$25,892	$25,152	$25,955
Employee 6	$29,259	$29,934	$29,259	$30,042
Employee 7	$71,043	$73,001	$75,870	$71,758
Employee 8	$26,056	$26,566	$25,943	$26,731

TOTAL INSIDERS (MOR-1)	$269,451	$275,973	$274,231	$275,611	$-	$-

PROFESSIONALS NAME/ORDER DATE	10/4/19 - 10/31/19	Nov-19	Dec-19	Jan-20	Feb-20	Mar-20
FTI CONSULTING INC	$-	$-	$859,052	$934,996
EVERCORE GROUP LLC	$-	$-	$5,317,684	$160,000
WEIL GOTSHAL & MANGES LLP	$-	$-	$2,553,140	$2,549,960
PAUL WEISS RIFKIND WHARTON & GARRISON	$-	$-	$3,897,466	$1,216,283
MILBANK LLP	$-	$-	$1,974,619	$280,522
HOULIHAN LOKEY CAPITAL INC	$-	$-	$482,935	$154,940
MOELIS & COMPANY LLC	$-	$-	$161,856	$306,401
MORRISON & FOERSTER LLP	$-	$-	$3,043,169	$562,561
MAYER BROWN LLP	$-	$111,312	$1,299,942	$-
OPPORTUNE LLP	$-	$-	$-	$-
PJT PARTNERS LP	$-	$-	$441,150	$150,790
PRIME CLERK LLC	$-	$263,951	$139,415	$114,826
W D VON GONTEN & CO	$-	$-	$-	$-
DEGOLYER AND MACNAUGHTON	$-	$-	$-	$-
DEBEVOISE & PLIMPTON LLP	$-	$-	$-	$-
PORTER HEDGES LLP	$-	$-	$-	$37,784
DRINKER BIDDLE & REATH LLP	$-	$-	$655,196	$145,985
FOLEY GARDERE	$-	$-	$81,580	$19,838
COLE SCHOTZ	$-	$-	$35,055	$-
WILLKIE FARR & GALLAGHER LLP	$-	$-	$-	$2,982
TOTAL PROFESSIONALS (MOR-1)	$-	$375,263	$20,942,260	$6,637,868	$-	$-

MOR-9